SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) November 11, 2004
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                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                      0-19771                 22-2786081
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(States or Other Jurisdiction  (Commission file Numbers)   (IRS Employer
    of Incorporation)                                     Identification No.)

                     200 Route 17, Mahwah, New Jersey 07430
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (201) 529-2026
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

         On November 12, 2004, the Registrant issued a press release reporting financial results for the third quarter of 2004. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

         On November 11, 2004, Nasdaq notified the Registrant that the Registrant is no longer in compliance with the audit committee composition and certification of audit committee requirements, as set forth in Nasdaq Marketplace Rule 4350(d)(2), due to the fact that there was a vacancy on the Audit Committee as of October 31, 2004, the date on which the Registrant was required to certify such compliance. The Registrant certified such compliance in reliance on the cure period provided by Nasdaq Marketplace Rule 4350(d)(4). It is the position of the Nasdaq Staff that the cure period is not available to issuers who have not yet held their 2004 annual meeting. The Registrant disagrees with Nasdaq's interpretation and, at Nasdaq's invitation, intends to submit a written response to the Nasdaq Listing Qualifications Panel no later than November 18, 2004.

         In light of the election of Samuel M. Zentman to the Board of Directors and his appointment to the Audit Committee as described in Item 5.02 below, the Registrant believes that it is now in full compliance with Nasdaq Marketplace Rule 4350(d)(2).

         On November 12, 2004, the Registrant informed Nasdaq that its shareholders' equity as of September 30, 2004 had fallen below the minimum level required for continued listing on The Nasdaq Small Cap Market. On November 16, 2004, Nasdaq notified the Registrant that the Registrant is no longer in compliance with the shareholders' equity/market value of listed securities/net income requirement, as set forth in Nasdaq Marketplace Rule 4310(c)(2)(B). The Registrant intends to submit a written response to the Nasdaq Listing Qualifications Panel no later than November 23, 2004 describing its plan for regaining and maintaining compliance with this rule.

Section 5 - Corporate Governance Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On November 16, 2004 the Registrant's Board of Directors elected Samuel
M. Zentman to serve as a member of the Board of Directors. Dr. Zentman was also appointed to serve as an additional independent director on the Audit Committee of the Board of Directors.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Press release of Registrant dated November 12, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of November, 2004.

                                DATA SYSTEMS & SOFTWARE, INC.

                                By: /s/ GEORGE MORGENSTERN
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                                Name:  George Morgenstern
                                Title:  President and Chief Executive Officer

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